EXHIBIT 10.1

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (“SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES ARE SUBJECT TO A HOLD PERIOD IN ALL OF THE PROVINCES AND TERRITORIES OF CANADA AND MAY NOT BE TRADED IN ANY OF THE PROVINCES OR TERRITORIES OF CANADA EXCEPT AS PERMITTED BY APPLICABLE SECURITIES LEGISLATION.

CONFIDENTIAL
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Canadian and Offshore Subscribers)
TO:	Red Sky Resources Inc. (the “Company”)
2410-650 West Georgia Street
Vancouver B.C. V6B 4N7
Canada
Purchase of Units

1.	Subscription

1.1 The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ___________________ units (the “Units”) at a price per Unit of USD$1.50 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of USD$ ____________________ (the “Subscription Proceeds”.)

1.2	Each Unit will consist of:

	(a)	one share in the common stock of the Company (“Common Stock”) (each, a “Share”); and

	(b)	one common share purchase warrant (each, a “Warrant”) entitling the holder thereof to purchase one share of Common Stock (each, a “Warrant Share”) at a price of USD$2.25 per share, exercisable in the two years following the Closing (as defined hereafter) or such shorter period as provided in accordance with the provisions of section 4.6 of the Warrant Certificate. Together, the Shares, Warrants and Warrant Shares are referred to as the “Securities”.

 1.3        Certificates representing the Warrants (“Warrant Certificate”) will be substantially in the forms attached hereto as Appendix B.

1.4     On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Units to the Subscriber.

1.5     Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Company may, at its sole discretion, accept or reject the Subscription at any time. The Subscriber acknowledges that the offering of Units contemplated hereby (the “Offering”) is part of a private placement of Units having a minimum aggregate subscription level of USD$4,000,000 and a maximum aggregate subscription level of USD$10,000,000.

2.	Payment

2.1    The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a bank reasonably acceptable to the Company, and made payable and delivered to the Company or the Company’s lawyers. Instructions for wiring funds to the Company’s lawyers are set out in Appendix A attached hereto. If the funds are delivered to the Company’s lawyers, those lawyers are authorized to immediately deliver the funds to the Company or to deliver them to a third party as instructed by the Company.

2.2      The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3      Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Units have been issued to the Subscriber.

3.	Documents Required from Subscriber

3.1	The Subscriber must complete, sign and return an executed copy of this Subscription Agreement to the Company.

3.2      The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4.	Closing

4.1 Closing of the offering of the Units (the “Closing”) shall occur on or before _________________, 2006, or on such other date as may be determined by the Company (the “Closing Date”).

 4.2     The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Units to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	Acknowledgements of Subscriber

5.1	The Subscriber acknowledges and agrees that:

(a) none of the Shares or Warrants have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c)	the decision to execute this Subscription Agreement and acquire the Units hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been provided by the Company to the Subscriber;

(d)	if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

(e)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

(f)	there is no government or other insurance covering any of the Units;

(g)	there are risks associated with an investment in the Units;

(h)	the Company has advised the Subscriber that the Company is relying on an exemption from the requirements of the Subscriber’s jurisdiction to provide the Subscriber with a prospectus and to sell the Units through a person registered to sell securities under the securities laws of the Subscriber’s jurisdiction and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the securities laws of the Subscriber’s jurisdiction, including statutory rights of rescission or damages, will not be available to the Subscriber;

(i)	the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Units pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(j)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Units hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(k)	the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Units hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(l)	the Subscriber will indemnify and hold harmless the Company, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(m)	in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell the Shares and the Warrant Shares in Canada under Canadian provincial securities laws and Canadian National Instrument 45-102;

(n)	the Company will refuse to register any transfer of the Units not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(o)	the statutory and regulatory basis for the exemption from U.S registration requirements claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state or provincial securities laws;

(p)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Units hereunder, and

(ii) applicable resale restrictions; and

(q)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.	Representations, Warranties and Covenants of the Subscriber

6.1	The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)	the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)	the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person, as that term is defined in Regulation S;

(e)	the Subscriber is purchasing as a principal securities with an aggregate value of more than CDN $150,000.

(f)	the Subscriber is not a U.S. Person, as that term is defined in Regulation S;

(g)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(h)	the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(i)	the Subscriber is acquiring the Units for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Units in the United States or to U.S. Persons, as that term is defined in Regulation S;

(j)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Units as principal for the Subscriber’s own account (except for the circumstances outlined in paragraph 7.1(n) for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units;

(k)	the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

(l)	the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Units; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(m)	if the Subscriber is acquiring the Units as a fiduciary or agent for one or more investor accounts:

(i) the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

(ii) the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined in the Canadian National Instrument NI 45-106;

(n)	the Subscriber acknowledges that the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Units pursuant to registration of the Units pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(o)	the Subscriber is not aware of any advertisement of any of the Units or Securities; and

(p)	no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Units;

(ii) that any person will refund the purchase price of any of the Units;

(iii) as to the future price or value of any of the Units; or

	(iv)	that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; except that the Company’s common shares are currently approved for trading on the U.S. Over the Counter Bulletin Board.

7.	Acknowledgement and Waiver

7.1 The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of available information provided to the Subscriber. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Units.

8.	Legending of Subject Units

8.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares, Warrants and Warrant Shares will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

8.2        The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

8.3        Each Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable securities acts and the rules made thereunder.

8.4        By executing and delivering this Agreement, each Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to such Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of Canadian Multilateral Instrument 45-102, and any subsequent trade in the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

9.	Commission to an Agent

9.1 The Subscriber understands that upon Closing the Company may, in its sole discretion, approve the payment of a commission to an agent or agents, such commission to be calculated on the basis of a percentage of the gross proceeds of the Offering raised from Subscribers introduced to the Company by such agent(s).

10.	Costs

10.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

11.	Governing Law

11.1	This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

12.	Survival

12.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

13.	Assignment

13.1	This Subscription Agreement is not transferable or assignable.

14.	Severability

14.1	The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.	Entire Agreement

15.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.	Notices

16.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Red Sky Resources Inc. 305 – 1530 West 8th Ave., Vancouver B.C. V6J 5M6, Canada; Attention: Jeff Gillis or by fax to the Company’s attorneys at (604) 687-6314.

16.2      The Subscriber hereby acknowledges and agrees that it will notify the Company at the address or fax number above, or at such other address or fax number as the Company notifies the Subscriber from time to time is the current address or fax number of the Company, to maintain with the Company’s records an updated address to which the Company may mail or transmit notices and other communications under this Subscription Agreement.

16.3      The Subscriber here by acknowledges and agrees that failure by the Subscriber to provide the notice required in Section 16.2 of this Agreement removes all obligations pursuant to this Subscription Agreement to provide notice to the Subscriber.

17.	Reliance, Indemnity, Notification of Changes and Survival

17.1 The representations and warranties in this Subscription Agreement are made by the Subscriber with the intent that they be relied upon by the Company in determining its suitability as a purchaser of the Securities, and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Subscription Agreement (and the exhibits, schedules, forms and appendices hereto) which takes place prior to the Closing.

17.2      The representations and warranties of each Subscriber contained in this Section will survive the Closing.

18.	Counterparts and Electronic Means

18.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

19.	Delivery Instructions

19.1	The Subscriber hereby directs the Company to deliver the Share and Warrant Certificate to: (name) (address)
_______________________________________________________________ (name) _______________________________________________________________ (address)

19.2	The Subscriber hereby directs the Company to cause the Units to be registered on the books of the Company as follows:
_______________________________________________________________ (name) _______________________________________________________________ (address)

_______________________________________________________________
(name)

_______________________________________________________________
(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

_______________________________________________________________
(Name of Subscriber – Please type or print)
_______________________________________________________________
(Signature and, if applicable, Office)
_______________________________________________________________
(Address of Subscriber)
_______________________________________________________________
(City, State or Province, Postal Code of Subscriber)
_______________________________________________________________
(Country of Subscriber)
_______________________________________________________________
(Fax and/or E-mail Address of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by the Company.

DATED at ______________________, the________day of ___________________, 2006.

RED SKY RESOURCES INC.

Per:

Authorized Signatory

APPENDIX A

INSTRUCTIONS FOR WIRING FUNDS TO CLARK WILSON LLP

APPENDIX B

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 4:30 P.M. (PACIFIC TIME) ON __________________, 2008
OR SUCH EARLIER DATE AS PROVIDED BY SECTION 4.6 HEREIN

SHARE PURCHASE WARRANTS
TO PURCHASE COMMON SHARES OF
RED SKY RESOURCES INC.

incorporated in the State of Nevada

     THIS IS TO CERTIFY THAT __________________________ (the “Holder”) with an address at ______________________________________________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to ______________________ fully paid and non-assessable common shares (the “Warrant Shares”) in the capital of Red Sky Resources Inc. (hereinafter called the “Company”) on or before 4:30 p.m. (PACIFIC TIME) on __________________, 2008 (the “Expiry Date”) or such accelerated Expiry Date as provided in accordance with the provisions of section 4.6 of the Warrant Certificate, at a price per Share (the “Exercise Price”) of USD $2.25 on the terms and conditions attached hereto as “Schedule A” (the “Terms and Conditions”).

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS ____________________WARRANTS.

2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Warrant Shares only in accordance with those Terms and Conditions.

3.	Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

     IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ________day of __________________, 2006.

RED SKY RESOURCES INC.

Per:

SCHEDULE A

TERMS AND CONDITIONS

1.	INTERPRETATION
1.1	Definitions

In these Terms and Conditions, which form a part of the Warrant Certificate to which it is attached, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Company” means Red Sky Resources Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)	“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f)	“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g)	“Subscription Agreement” means a subscription for units between the Holder and the Company of which this Warrant Certificate forms a part.

(h)	“Warrant Holder” or “Holder” means the holder of the Warrants; and

(i)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2        Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3        Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4        Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.	ISSUE OF WARRANTS

2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2       Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants

	(a)	In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

	(b)	The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4        Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	NOTICE

3.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of the Subscription Agreement of which this Warrant Certificate forms a part. Notices to the Company shall be directed to it at Red Sky Resources Inc. 305 – 1530 West 8th Ave., Vancouver B.C. V6J 5M6 Canada; Attention: Jeff Gillis or by fax to the Company’s attorneys at (604) 687-6314.

3.2       The Subscriber hereby acknowledges and agrees that it will notify the Company at the address or fax number in Section 3.1 above, or at such other address or fax number as the Company notifies the Subscriber from time to time is the current address or fax number of the Company, to maintain with the Company’s records an updated address or fax number to which the Company may mail or transmit notices and other communications under this Warrant Certificate.

3.3       The Subscriber here by acknowledges and agrees that failure by the Subscriber to provide the notice required in this Warrant Certificate removes all obligations pursuant to this Warrant Certificate to provide notice to the Subscriber.

4.	EXERCISE OF WARRANTS

4.1	Method of Exercise of Warrants

The right to purchase shares conferred by this Warrant Certificate may be exercised by the Holder surrendering this Warrant Certificate, with a duly completed and executed Form of Subscription of Warrant Shares, in the form attached hereto and a bank draft, wire transfer or certified cheque payable to the order of the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company.

4.2	Effect of Exercise of Warrants

	(a)	Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

	(b)	Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3        Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant Certificate, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant Certificate in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

4.4        Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5        Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6        Acceleration of Warrant Expiry Date

If at any time prior to the Expiry Date the weighted average trading price of the Shares of the Company on the NASD’s Over the Counter Bulletin or any exchange on which the Shares are listed or quoted for trading exceeds USD$4.00 for not less than twenty (20) consecutive trading days, the Company may serve notice on the Holder that the Expiry Date is being accelerated to a date which is not less than thirty days following the date of such notice. If the Holder fails to exercise the Warrants in accordance with the terms hereof prior to the accelerated Expiry Date, the Warrants shall expire on that date and shall be of no further force or effect.

4.7        Time of Essence Time will be of the essence hereof. 4.8 Subscription Price

Each Warrant is exercisable at a price per share (the “Exercise Price”) of USD$2.25. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.9	Adjustments

	(a)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

		(i)	If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

		(ii)	In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

	(b)	The adjustments provided for in this Section 4 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.10        Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8 herein, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	COVENANTS BY THE COMPANY

5.1	Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6.	WAIVER OF CERTAIN RIGHTS

6.1	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

7.	MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

8.	TRANSFER
8.1	TRANSFER

This Warrant and all rights attached to it are transferable. The Holder may transfer this Warrant subject to the limitations noted on any legend appearing on the Subscription Agreement and applicable securities and subject to compliance by the Holder with any undertaking given by the Holder to third parties. Subject to the foregoing, a transferee shall, by surrendering this Warrant Certificate to the Company at the address of the Company indicated in section 3.2 in the Subscription Agreement together with a letter or agreement of transfer in the form approved by the Company and executed by the Holder, be entitled to become a registered holder and to receive a new Warrant Certificate registered in the transferee’s name in respect of the Warrant Shares referred to in this Warrant Certificate and not then subscribed for.

RED SKY RESOURCES INC.

By:

Date:

SCHEDULE B
FORM OF SUBSCRIPTION FOR WARRANT SHARES
TO:	Red Sky Resources Inc.
2410-650 West Georgia Street
Vancouver B.C. V6B 4N7 Canada

The undersigned Holder of the within Warrants hereby subscribes for ____________common shares (the “Warrant Shares”) of Red Sky Resources Inc. (the “Company) pursuant to the within Warrants at USD$2.25 per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Warrant Shares.

The undersigned hereby directs that the Warrant Shares be registered as follows:

NAME(S) IN FULL                                                                   ADDRESS(ES)                                                                            NUMBER OF SHARES

____________________________                    ____________________________                    ____________________________

____________________________                    ____________________________                    ____________________________

____________________________                    ____________________________                    ____________________________

                                                                                                     TOTAL:                                                                 ____________________________

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________day of __________________, _______.

In the presence of:

____________________________                    ____________________________
Signature of Witness                                                               Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)     ____________________________

Address                        ____________________________

                                   ____________________________

 INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.